SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  August 14, 2003


                             HPL TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)

                          Delaware 000-32967 77-0550714
                    (State of Incorporation or Organization)
                            (Commission File Number)
                      (I.R.S. Employer Identification No.)


2033 Gateway Place, Suite 400, San Jose, California 95011
(Address of Principal Executive Offices)          (Zip Code)



Registrant's telephone number, including area code:(408) 437-1466



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

         On August 14, 2003, HPL Technologies, Inc. (the "Company") announced its results for the first quarter ended June 30, 2003. A copy of the Company's press release, dated August 14, 2003, is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit           Description

99.1              Press release, dated August 14, 2003.

                                     * * *

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                          HPL TECHNOLOGIES, INC.


Date: August 14, 2003                               By: /s/ Michael P. Scarpelli
                                                            Michael P. Scarpelli
                               Chief Financial Officer and Senior Vice President

                                 EXHIBIT INDEX


Exhibit Description

99.1 Press release, dated August 14, 2003

                                                                    Exhibit 99.1


                         HPL TECHNOLOGIES, INC. REPORTS
                 FIRST QUARTER OF FISCAL 2004 FINANCIAL RESULTS



SAN JOSE, CA, August 14, 2003 - HPL Technologies, Inc. (OTC Bulletin Board:HPLA), a leading provider of yield optimization software solutions for the semiconductor and flat panel display industries, today announced financial results for the first quarter ended June 30, 2003.

Summary of Financial Results for the Third Fiscal Quarter
HPL reported revenues of $2.1 million and a net loss of $5.4 million, or $0.17 per share for the three months ended June 30, 2003, compared with revenues of $2.3 million and a net loss of $7.7 million, or $0.25 a net loss per share for the three months ended June 30, 2002.

At June 30, 2003, the Company had approximately $16.5 million in cash, cash equivalents and short-term investments.

About HPL
HPL is a leading provider of yield optimization software solutions that enable semiconductor and the flat panel display ("FPD") industries to enhance the efficiency of their production process, which consists of design, fabrication and test. The Company's products include a flexible software platform that allows its customers to accelerate the process in which they identify, measure and correct sources of failure in the production process. By accelerating this process, HPL enables its customers to recognize the higher levels of revenue and profitability that are typically associated with the early part of a new semiconductor and FPD product cycle and to improve product quality and production efficiency.


This press release contains forward-looking statements. The forward-looking statements, which reflect management's best judgment based on factors currently known, involve a number of risks and uncertainties, including the following: customer concentration, competition, acceptance of our products and technology, downturn in the semiconductor industry and the nature of our sales cycle, litigation that has been filed, and the successful completion and integration of acquisitions. These factors and other risks inherent in our business are described in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 27, 2003. Actual results may vary materially. The Company undertakes no obligation to update the forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                             HPL Technologies, Inc.
                Condensed Consolidated Statements of Operations
                    (In thousands, except per share amounts)
                                  (unaudited)

                                                                        Three Months Ended
                                                                   June 30,               June 30,
                                                                     2003                   2002
                                                              -------------------    -------------------
Revenues:
     Software licenses                                                     $ 141                   $ 57
     Consulting services, maintenance and other                            1,931                  2,222
                                                              -------------------    -------------------
Total revenues                                                             2,072                  2,279
                                                              -------------------    -------------------

Cost of revenues:
     Software licenses                                                         3                      -
     Consulting services, maintenance and other (1)                          819                    610
                                                              -------------------    -------------------
Total cost of revenues                                                       822                    610
                                                              -------------------    -------------------
Gross profit                                                               1,250                  1,669
                                                              -------------------    -------------------

Operating expenses:
     Research and development (1)                                          1,836                  3,619
     Sales, general and administrative (1)                                 4,384                  4,726
     Stock-based compensation                                                106                    706
     Amortization of intangible assets                                       332                    463
                                                              -------------------    -------------------
Total operating expenses                                                   6,658                  9,514
                                                              -------------------    -------------------

Loss from operations                                                      (5,408)                (7,845)
Interest income (expense) and other income, net                               49                    195
                                                              -------------------    -------------------
Net loss before income taxes                                              (5,359)                (7,650)

Provision for income taxes                                                     7                      -
                                                              -------------------    -------------------
Net loss                                                                $ (5,366)              $ (7,650)
                                                              ===================    ===================

Net loss per share-basic and diluted                                     $ (0.17)               $ (0.25)
                                                              ===================    ===================

Shares used in computing per share amounts - basic and diluted            30,810                 30,410
                                                              ===================    ===================

(1)  Excludes the following stock-based compensation charges:
     Cost of revenues                                                        $ -                   $ 12
     Research and development                                                 46                    142
     Selling, general and administrative                                      60                    552
                                                              -------------------    -------------------
                                                                           $ 106                  $ 706
                                                              ===================    ===================


                             HPL Technologies, Inc.
                     Condensed Consolidated Balance Sheets
                     (In thousands, except per share data)
                                  (unaudited)

                                                                                 June 30, 2003
                                                                          -----------------------------

ASSETS
Current assets:
Cash, cash equivalents and short term investments                                             $ 16,504
Accounts receivable, net                                                                         1,511
Unbilled accounts receivable                                                                       473
Prepaid expenses and other current assets                                                        2,865
                                                                          -----------------------------
Total current assets                                                                            21,353
Property and equipment, net                                                                      2,150
Goodwill                                                                                        27,754
Other intangible assets, net                                                                     2,176
Other assets                                                                                       689
                                                                          -----------------------------
Total assets                                                                                  $ 54,122
                                                                          =============================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable                                                                               $ 1,346
Accrued liabilities                                                                              7,323
Deferred revenue                                                                                 3,800
Capital lease obligations current portion                                                          269
                                                                          -----------------------------
Total current liabilities                                                                       12,738
Capital lease obligations net of current portion                                                    78
Deferred revenue                                                                                    72
Other liabilities                                                                                  435
                                                                          -----------------------------
Total liabilities                                                                               13,323
                                                                          -----------------------------

Common stock                                                                                        32
Additional paid-in capital                                                                     124,484
Deferred stock-based compensation                                                                 (626)
Accumulated other comprehensive loss                                                               (21)
Accumulated deficit                                                                            (83,070)
                                                                          -----------------------------
Total stockholders' equity                                                                      40,799
                                                                          -----------------------------
Total liabilities and stockholders' equity                                                    $ 54,122
                                                                          =============================
